UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 8, 2024
ALKAMI TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40321	45-3060776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5601 Granite Parkway, Suite 120, Plano, TX 75024
(Address of Principal Executive Offices) (Zip Code)
(877) 725-5264
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALKT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On August 8, 2024, Alkami Technology, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC (the “Underwriter”) and entities affiliated with General Atlantic, L.P., S3 Ventures Fund III, L.P., George B. Kaiser and Brian R. Smith (collectively, the "Selling Stockholders"), relating to an underwritten secondary offering (the “Offering”) of an aggregate of 5,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Pursuant to the Underwriting Agreement, the Selling Stockholders sold all 5,000,000 shares of Common Stock. The closing of the Offering occurred on August 12, 2024. The Company did not receive any of the proceeds from the sale of the Shares by the Selling Stockholders.

The offering of the Shares by the Selling Stockholders was made pursuant to an automatically effective registration statement on Form S-3 (Registration No. 333-281373) (the “Registration Statement”) that was filed with the U.S. Securities and Exchange Commission (the “SEC”) and became effective on August 8, 2024, a base prospectus included in the Registration Statement, and a prospectus supplement, dated August 8, 2024 and filed with the SEC on August 12, 2024.

The Underwriting Agreement contains customary representations, warranties and covenants; customary conditions to closing; customary indemnification obligations of the Company, the Selling Stockholders and the Underwriter, including for certain liabilities under the Securities Act of 1933, as amended; and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 8, 2024, by and among Alkami Technology, Inc., J.P. Morgan Securities LLC and the Selling Stockholders listed therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alkami Technology, Inc.

Date:	August 12, 2024	By:	/s/ W. Bryan Hill
W. Bryan Hill
Chief Financial Officer